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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 7, 2003

                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

Delaware                              0-30900                   54-1983517
(State or other                   (Commission File             (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)

11111 Sunset Hills Road, Reston, Virginia                               20190
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: 703-547-2000

          (Former name or former address, if changed from last report)

ITEM 7.  Financial Statements and Exhibits.

In connection with the registration under the Securities Act of 1933 of its Rights Offering (Registration Statement No. 333-107254), XO Communications, Inc. ("XO") is publicly disclosing preliminary financial information for the third quarter of 2003. XO has not followed a practice of releasing such preliminary financial information and may not again do so in the future. No inference should be drawn in the future from the failure to release preliminary financial information.

XO preliminarily estimates that total revenue for the third quarter of 2003 will be in the range of $278 million to $284 million compared to actual second quarter revenue of $284 million. In addition, XO preliminarily estimates that total operating expenses will be in the range of $310 million to $320 million which is greater than actual second quarter total operating expenses of $297 million. Consequently, XO estimates that its loss from operations for the third quarter of 2003 will be in the range of $26 million to $42 million compared to actual second quarter 2003 loss from operations of $13 million. XO does not expect fourth quarter loss from operations to improve compared to the above estimated third quarter financial results.

These preliminary financial estimates are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. The preliminary estimates of revenue, expenses, and loss from operations are subject to change. In November, 2003, XO will report financial results on Form 10Q for the quarter ended September 30, 2003.. The actual financial results for the third quarter of 2003 could be materially different from the estimates in this Form 8-K. XO assumes no obligation to update information contained in this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                        XO Communications, Inc.

Date: October 7, 2003                   By: /s/ Wayne M. Rehberger
                                            ------------------------------
                                            Wayne M. Rehberger
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and Officer)